UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008

_____________

Heratsi Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

_____________

Delaware	000-52021	33-1131290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26741 Portola Parkway, Suite E-911

Foothill Ranch, CA 92610

(Address of principal executive offices and Zip Code)

714-210-8999

(Registrant’s telephone number, including area code)

933 Mamaroneck Avenue, Suite 103

Mamaroneck, NY 10543

(914) 725-0567

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following items on Form 8-K:

Item 1.01

Entry into a Material Definitive Agreement.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Item 9.01

Financial Statements and Exhibits.

Item 1.01

Entry into a Material Definitive Agreement.

(a)

On January 8, 2008, Heratsi Pharmaceuticals Inc. (“we”, “us”, “our” or the “Company”) entered into an Agreement with American Building Company, in which all shares of Intragraphics, Inc. Common Stock outstanding immediately before the transaction were converted, by virtue of the Merger, into twelve million nine hundred twenty three and seventy six (12,923,076) shares of COMPANY Common Stock (the “Merger Shares”) so that the holders of Intragraphics, Inc. Common Stock upon conversion of the Merger Shares own approximately Forty Eight percent (48%) of COMPANY‘s issued and outstanding capital stock (on a fully diluted basis) as of the date of the Agreement.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the transaction, on January 11, 2007, Mr. Larry Cool was elected to serve as a director of the Company. Mr. Larry Cool also was also appointed to serve as President and Secretary of the Company on January 8, 2007. A copy of this appointment is attached hereto.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

*3.1

Certificate of Incorporation

*3.2

Bylaws

17.1

Heratsi Agreement with American Building Company, Inc.

*

Filed as an exhibit to the Company’s Registration Statement on Form 10-SB, as filed with the Securities and Exchange Commission on May 7, 2006, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERATSI PHARMACEUTICALS INC.

Date: June 17, 2008	By:	/s/ Chris Lotito
Name: Chris Lotito
Title: President